EXHIBIT 99.1

WINDGEN ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 24, 2010, WindGen Energy, Inc. entered into an agreement with MicroCor, Inc., Chi Lin Technology Co., Inc. and Wescor, Inc., whereby WindGen will transfer 230,000 shares of MicroCor common stock owned by WindGen to Wescor, reducing WindGen’s holdings in MicroCor from 1,700,000 common shares to 1,470,000 common shares.  WindGen’s percentage of ownership of MicroCor will be reduced from approximately 57% to 49%. Since WindGen’s ownership percentage will be below 50%, MicroCor’s financial statements will no longer be consolidated with WindGen’s financial statements.  The following unaudited pro forma condensed combined financial statements are based on the December  31, 2009 historical financial statements of WindGen Energy, Inc. and MicroCor, Inc. and the March 31, 2010 historical unaudited financial statements of WindGen Energy, Inc. and MicroCor, Inc. contained elsewhere herein, giving effect to the transaction as a deconsolidation of a subsidiary.

The unaudited pro forma condensed combined balance sheet at December 31, 2009 presents the balance sheet of WindGen, assuming the deconsolidation was completed on December 31, 2009.

The unaudited pro forma condensed combined balance sheet at March 31, 2010 presents the balance sheet of WindGen, assuming the deconsolidation was completed on March 31, 2010.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009 presents the results of operations of WindGen, assuming the deconsolidation was completed on January 1, 2009.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2010 presents the results of operations of WindGen, assuming the acquisition was completed on January 1, 2010.

The unaudited pro forma condensed combined financial statements have been prepared by management of WindGen Energy, Inc. and MicroCor, Inc. based on the financial statements included elsewhere herein.  The pro forma  adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change.  These pro forma statements may not be indicative of the results that actually would have occurred if the deconsolidation had been in effect on the dates indicated or which may be obtained in the future.  These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of WindGen Energy, Inc. including the notes thereto, (see 10-K filed April 15, 2010 and 10-Q filed May 24, 2010).

WINDGEN ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT  DECEMBER 31, 2009

	Consolidated	Pro Forma		Pro Forma
	Balance Sheet	Adjustments		Balance
ASSETS
Current Assets
Cash & Cash Equivalents	$14,323	(205)	A	$14,118
Receivable from MicroCor	–	10,866	A	10,866
Prepaid Expenses & Other	200	–		200
Total Current Assets	14,523	10,661		25,184

Equipment & Furniture, at Cost, Net of Depreciation	–	–		–
TOTAL ASSETS	$14,523	10,661		$25,184

LIABILITIES & STOCKHOLDER’S EQUITY
Current Liabilities
Related Party Consulting Fees Payable	$60,000	–		$60,000
Accounts Payable	36,166	(5,381)	A	30,785
Accrued Interest	45,112	(45,112)	A	–
Related Party Royalty Payable	153,333	(153,333)	A	–
Related Party Note Payable	179,842	(159,000)	A	20,842
Related Party Payables	38,445	–		38,445
Note Payable	22,799	–		22,799
Preferred Stock Dividends Payable	64,309	–		64,309
Current Portion of Long-Term Debt	232,633	(232,633)	A	–
Total Current Liabilities	832,639	(595,459)		237,180
TOTAL LIABILITIES	832,639	(595,459)		237,180

WindGen Stockholders’ Equity (Deficit)
Preferred Stock, 10,000,000 shares authorized; Series A cumulative convertible preferred stock, 8% cumulative, $4.50 par value, 1,000,000 shares designated, 21,016 shares outstanding (aggregate liquidation preference of $151,316)	94,573	–		94,573
Common Stock, $.001 par value: 100,000,000 shares authorized, 33,629,493 and 18,629,493.share outstanding	33,629	–		33,629
Additional Paid-in Capital	8,668,749	–		8,668,749
Stock Subscription Receivable	(17,500)	–		(17,500)
Accumulated Deficit	(9,334,935)	343,488	A	(8,991,447)
Total WindGen Stockholders’ Equity (Deficit)	(555,484)	343,488		(211,996)
Noncontrolling Interest	(262,632)	262,632	A	–
Total Equity (Deficit)	(818,116)	606,120		(211,996)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$14,523	10,661		$25,184

See accompanying notes to unaudited pro forma condensed combined financial statements.

WINDGEN ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Consolidated	Pro Forma		Pro Forma
	Statement of Operations	Adjustments		Balance

ROYALTY REVENUES	$–	–		$–

OPERATING EXPENSES
General & Administrative	83,698	(57,616)	B	26,082
Legal and Professional Fees	71,838	–		71,838
Related Party Consulting Fees	72,806	–		72,806
Related Party General & Administrative	4,736	–		4,736
Total Operating Expense	233,078	(57,616)		175,462

LOSS FROM OPERATIONS	(233,078)	57,616		(175,462)

OTHER INCOME (EXPENSE)
Interest Income	–	–		–
Interest Expense	(22,747)	19,761	B	(2,986)
Gain on deconsolidation of MicroCor	–	380,866	B	380,866
Other Income	–	–		–
Total Other Income (Expenses), Net	(22,747)	400,627		377,880

NET INCOME (LOSS)	(255,825)	458,243		202,418

NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	(28,579)	28,579	B	–

NET INCOME (LOSS) ATTRIBUTABLE TO WINDGEN ENERGY, INC.	(284,404)	486,822		202,418

PREFERRED STOCK DIVIDENDS	(7,566)	–		(7,556)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$(291,970)	486,822		$194,862

NET INCOME (LOSS) PER COMMON SHARE (BASIC & DILUTED)	$(0.01)			$0.01

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
BASIC	22,856,265			22,856,265
DILUTED	22,887,789			22,887,789

See accompanying notes to unaudited pro forma condensed combined financial statements.

WINDGEN ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT MARCH 31, 2010

	Consolidated	Pro Forma		Pro Forma
	Balance Sheet	Adjustments		Balance
ASSETS
Current Assets
Cash & Cash Equivalents	$35,949	(181)	A	$35,768
Receivable from MicroCor	–	14,921	A	14,921
Prepaid Expenses & Other	200	–		200
Total Current Assets	36,149	14,740		50,889

Equipment & Furniture, at Cost,	255,221	(248,666)	A	6,555
Less Accumulated Depreciation	(255,221)	248,666	A	(6,555)
Total Equipment & Furniture	–	–		–
TOTAL ASSETS	$36,149	14,740		$50,889

LIABILITIES & STOCKHOLDER’S EQUITY
Current Liabilities
Related Party Consulting Fees Payable	$90,000	–		$90,000
Accounts Payable	28,057	(6,744)	A	21,313
Accrued Interest	47,765	(47,765)	A	–
Related Party Royalty Payable	163,333	(163,333)	A	–
Related Party Note Payable	171,342	(161,220)	A	10,122
Related Party Payables	10,000	–		10,000
Note Payable	10,860	–		10,860
Preferred Stock Dividends Payable	66,200	–		66,200
Current Portion of Long-Term Debt	232,633	(232,633)	A	–
Total Current Liabilities	820,190	(611,695)		208,495
TOTAL LIABILITIES	820,190	(611,695)		208,495

WindGen Stockholders’ Equity (Deficit)
Preferred Stock, 10,000,000 shares authorized; Series A cumulative convertible preferred stock, 8% cumulative, $4.50 par value, 1,000,000 shares designated, 21,016 shares outstanding (aggregate liquidation preference of $151,316)	94,573	–		94,573
Common Stock, $.001 par value: 100,000,000 shares authorized, 33,629,493 and 18,629,493.share outstanding	35,496	–		35,496
Additional Paid-in Capital	8,806,882	–		8,806,882
Stock Subscription Receivable	(17,500)	–		(17,500)
Accumulated Deficit	(9,432,058)	355,001	A	(9,077,057)
Total WindGen Stockholders’ Equity (Deficit)	(512,607)	355,001		(157,606)
Noncontrolling Interest	(271,434)	271,434	A	–
Total Equity (Deficit)	(784,041)	626,435		(157,606)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$36,149	14,740		$50,889

See accompanying notes to unaudited pro forma condensed combined financial statements.

WINDGEN ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

	Consolidated	Pro Forma		Pro Forma
	Statement of Operations	Adjustments		Balance

ROYALTY REVENUES	$–	–		$–

OPERATING EXPENSES
General & Administrative	40,440	(15,441)	B	24,999
Legal and Professional Fees	24,409	–		24,409
Related Party Consulting Fees	33,975	–		33,975
Total Operating Expense	98,824	(15,441)		83,383

LOSS FROM OPERATIONS	(98,824)	15,441		(83,383)

OTHER INCOME (EXPENSE)
Interest Income	–	–		–
Interest Expense	(5,210)	4,874	B	(336)
Gain on deconsolidation of MicroCor	–	343,488	B	343,488
Other Income	–	–		–
Total Other Income (Expenses), Net	(5,210)	348,362		343,152

NET INCOME (LOSS)	(104,034)	363,803		259,769

NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	8,802	(8,802)	B	–

NET INCOME (LOSS) ATTRIBUTABLE TO WINDGEN ENERGY, INC.	(95,232)	355,001		259,769

PREFERRED STOCK DIVIDENDS	(1,891)	–		(1,891)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$(97,123)	354,981		$257,878

NET INCOME (LOSS) PER COMMON SHARE (BASIC & DILUTED)	$0.00			$0.01

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
BASIC	34,921,344			34,921,344
DILUTED	34,952,868			34,952,868

See accompanying notes to unaudited pro forma condensed combined financial statements.

WINDGEN ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)           General

In the deconsolidation involving WindGen Energy, Inc. and MicroCor, Inc., MicroCor, Inc. was deconsolidated from WindGen Energy, Inc.  Under the agreement, WindGen transferred 230,.000 shares of MicroCor owned by WindGen to Wescor, resulting in WindGen’s ownership percentage of MicroCor going from 57% before the stock transfer to 49% after the stock transfer.  The reduction in the ownership percentage resulted in MicroCor no longer being consolidated with WindGen for financial statement reporting purposes.

(2)           Fiscal Year Ends

The unaudited pro forma condensed combined balance sheets at December 31, 2009 and March 31, 2010, and statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010, include WindGen Energy, Inc. and MicroCor, Inc.’s operations on a common fiscal year.

(3)           Pro Forma Adjustments

The adjustments to the accompanying unaudited pro forma condensed combined balance sheets are described below:

(A)   To record pro forma adjustments to the balance sheet to adjust assets, liabilities and equity for amounts attributable to MicroCor, and the deconsolidation of MicroCor.  The remaining assets, liabilities and equity are attributable solely to WindGen Energy, Inc.

(B)   To record pro forma adjustments to the statements of operations to adjust expenses for amounts attributable to MicroCor, and the deconsolidation of MicroCor.  The remaining expenses items are attributable solely to WindGen Energy, Inc.